SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant [ x ]
Filed by a Party other than the Registrant [           ]

Check the appropriate box:

[           ] Preliminary Proxy Statement
[           ]Confidential, For Use of Commission Only (as permitted by Rule 14a-6(e)(2))
[ x ] Definitive Proxy Statement
[           ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to § 240.14a-12

SILVERADO GOLD MINES LTD.
(Name of Registrant as Specified In Its Charter)

________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x ]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

SILVERADO GOLD MINES LTD.
1111 West Georgia Street, Suite 1820
Vancouver, British Columbia V6E 4M3

Dear Stockholders:

     You are cordially invited to attend our annual general meeting of stockholders to be held at 8:00 a.m. (Vancouver time) on Tuesday, December 9, 2008, at Best Western Capilano Inn and Suites, 1634 Capilano Road, North Vancouver, British Columbia V7P 3B4.

     At the meeting you will be asked to (i) elect three directors to our Board of Directors, and (ii) approve the appointment of Berkovits & Company, LLP as our independent registered public accounting firm and authorize the directors to fix the remuneration of Berkovits & Company, LLP. In addition, we will be pleased to report on the affairs of Silverado Gold Mines Ltd. and its subsidiaries, and a discussion period will be provided for questions and comments of general interest to stockholders.

     We look forward to personally greeting those stockholders who are able to be present at the meeting. However, whether or not you plan to be with us at the meeting, it is important that your shares be represented. The proxy must be signed, dated, and returned using any of the methods described in the form of proxy. We recommend voting by internet, telephone, or facsimile as the preferred method.

Thank you for your cooperation.

Very truly yours,

/s/ Garry L. Anselmo

Garry L. Anselmo,
President, Chief Executive Officer,
Chief Financial Officer, and
Chairman of the Board of Directors

SILVERADO GOLD MINES LTD.
Suite 1820 - 1111 West Georgia Street
Vancouver, British Columbia V6E 4M3

____________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

____________________________________________

     Notice is hereby given that the annual general meeting (the "Meeting") of stockholders of Silverado Gold Mines Ltd. (the "Company") will be held at 8:00 a.m. (Vancouver time) on Tuesday, December 9, 2008, at Best Western Capilano Inn and Suites, 1634 Capilano Road, North Vancouver, British Columbia V7P 3B4, for the following purposes:

(1)

To receive the financial statements of the Company for each of its fiscal years ended November 30, 2007, November 30, 2006, November 30, 2005 and November 30, 2004, and the corresponding reports of the Company’s auditors thereon;

(2)	To elect three directors to our Board of Directors;

(3)

To appoint Berkovits & Company, LLP as auditors of the Company until its next annual general meeting of stockholders, and to authorize our Board of Directors to fix the remuneration of Berkovits & Company, LLP therefor; and

(4)	To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Only stockholders of record at the close of business on November 5, 2008 will be entitled to receive notice of, and to vote at, the Meeting or any adjournment thereof.

     The enclosed proxy must be signed, dated and returned using any of the methods described in the form of proxy. We recommend voting by internet, telephone or facsimile as the preferred methods.

     If you are a registered stockholder of the Company, please date and execute the accompanying form of proxy, and deposit it with Computershare Investor Services Inc., 100 University Avenue, 9th Floor, Toronto, ON M5J 2Y1, Attention: Proxy Department, before 8:00 a.m. (Vancouver time) on December 5, 2008, or not less than 48 hours (excluding Saturdays and holidays) before any adjournment of the Meeting.

     If you are a non-registered stockholder of the Company and receive these materials through your broker or through another intermediary, or through our transfer agent, Computershare Investor Services Inc., please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary, or Computershare Investor Services Inc. If you fail to follow these instructions, your shares may not be eligible to be voted at the Meeting.

     DATED at Vancouver, British Columbia, this 5th day of November, 2008.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Garry L. Anselmo

Garry L. Anselmo,
President, Chief Executive Officer, Chief Financial Officer, and
Chairman of the Board of Directors

SILVERADO GOLD MINES LTD.
Suite 1820 - 1111 West Georgia Street
Vancouver, British Columbia
V6E 4M3

____________________________________________

PROXY STATEMENT / INFORMATION CIRCULAR

____________________________________________

This proxy statement / information circular (the "Proxy Statement") is furnished in connection with the solicitation of proxies by Silverado Gold Mines Ltd. ("Silverado" or, the "Company"), to be voted at the annual general meeting (the "Meeting") of stockholders of the Company, to be held at 8:00 a.m. (Vancouver time) on Tuesday, December 9, 2008, at Best Western Capilano Inn and Suites, 1634 Capilano Road, North Vancouver, British Columbia V7P 3B4, and at any adjournments thereof. We are mailing copies of this Proxy Statement, the attached Notice of Annual Meeting Of Stockholders, and the enclosed form of proxy on or about November 17, 2008.

Unless otherwise stated, the information contained in this Proxy Statement is provided as of November 5, 2008 and all dollar amounts are expressed in US dollars.

Background to the Meeting

The last annual general meeting of the stockholders of the Company was held on May 17, 2004. On June 16, 2008, the Company was granted an order from the Supreme Court of British Columbia (the "Court") authorizing and directing the Company to combine the 2005, 2006 and 2007 annual meetings of the stockholders of the Company with its 2008 annual general meeting of stockholders to be called, held and conducted in British Columbia on or before September 16, 2008. On August 1, 2008, the Company was granted an order from the Court varying the previous Court order to extend the date before which the Company must hold its combined 2008 annual general meeting from September 16, 2008 to December 16, 2008.

About The Meeting

What is the purpose of the meeting?

At the Meeting, stockholders are being asked to act upon the matters outlined in the attached Notice of Annual Meeting Of Stockholders, including (i) the election of three directors to our Board of Directors, and (ii) the appointment of Berkovits & Company, LLP as our independent registered public accounting firm until our next annual general meeting of stockholders, and the authorization of our Board of Directors to fix the remuneration of Berkovits & Company, LLP therefor. Management is not currently aware of any other matter that will come before the meeting.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the record date, November 5, 2008, are entitled to receive notice of and to vote at the Meeting or any adjournment thereof. If you were a stockholder of record on that date, you will be entitled to vote all of the shares held on that date at the Meeting, or any adjournment thereof.

What are the voting rights of our stockholders?

On November 5, 2008, there were 972,437,101 shares of common stock outstanding. Each outstanding share of common stock is entitled to one vote on each of the matters presented at the Meeting or any adjournments thereof.

What constitutes a quorum?

The presence at the Meeting, in person or by proxy, of the holders of 33 1/3% of the outstanding shares of common stock as of the record date will constitute a quorum, permitting the Meeting to conduct its business. As of the record date, 972,437,101 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of holders representing at least 324,145,701 shares will be required to establish a quorum at the Meeting.

Proxies received but marked as abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. “Broker non-votes” are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner and the matter is one as to which the broker or nominee is not permitted to exercise discretionary voting authority.

How do I vote?

You may vote in person at the Meeting, or by internet, telephone or facsimile in accordance with the instructions in the enclosed form of proxy, or by completing and sending the enclosed form of proxy in the envelope provided. Please be certain to affix proper postage to the envelope if you are mailing the envelope from anywhere other than Canada or the United States. We recommend that you vote by proxy even if you plan to attend the Meeting. If you are a “street name” stockholder and wish to vote at the meeting, you will need to obtain a proxy form from the institution that holds your shares. We recommend voting by internet, telephone or facsimile as the preferred method.

If you are a registered stockholder of the Company, please date and execute the accompanying form of proxy, and deposit it with Computershare Investor Services Inc., 100 University Avenue, 9th Floor, Toronto, ON M5J 2Y1, Attention: Proxy Department, before 8:00 a.m. (Vancouver time) on December 5, 2008, or not less than 48 hours (excluding Saturdays and holidays) before any adjournment of the Meeting.

If you are a non-registered, or "street name", stockholder of the Company and receive these materials through your broker or through another intermediary, or through our transfer agent, Computershare Investor Services Inc., please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary, or Computershare Investor Services Inc. If you fail to follow these instructions, your shares may not be eligible to be voted at the Meeting.

How do proxies work?

Proxies are being solicited by Management of the Company. Giving us your proxy means that you authorize us to vote your shares at the Meeting in the manner you direct. You may vote for all, some, or none of our Board of Director candidates. You may also vote, or withhold from voting, for the appointment of Berkovits & Company, LLP as our independent registered public accounting firm and the authorization of the Board of Directors to fix the auditors' remuneration.

The persons named in the accompanying form of proxy as proxy holders are directors and/or officers of the Company. A registered stockholder or an intermediary holding shares and acting on behalf of unregistered, or "street name", stockholders has the right to appoint a person (who need not be a stockholder) to attend and act on their behalf at the Meeting other than the persons named in the proxy as proxy holders. To exercise this right, the registered stockholder or intermediary must strike out the names of the persons named in the proxy as proxy holders and insert the name of their nominee in the space provided or complete another proxy.

Can I change or revoke my vote after I submit my proxy?

Even after you have submitted your proxy, you may change or revoke your vote at any time by filing with our Secretary, up to and including the last business day preceding the Meeting, either a notice of revocation or a duly executed proxy bearing a later date.

The powers of the proxy holders will be suspended if you attend the Meeting in person and so request, although your attendance at the Meeting will not by itself revoke a previously granted proxy. Only registered stockholders or their duly appointed proxy holders are permitted to vote at the Meeting.

How are nominees for election to the Board of Directors selected?

The Board of Directors does not have a nominating committee or committee performing a similar function and does not have a formal charter addressing the nomination process. The Board of Directors believes it is appropriate not to have a nominating committee because all of the directors participate in the identification and evaluation of director nominee candidates. Typically, a director nominee candidate will be identified by one of the directors and then presented to the rest of the Board of Directors for consideration.

What are management’s recommendations?

On a poll, the nominees named in the enclosed form of proxy will vote or withhold from voting the shares represented thereby in accordance with the instructions of the stockholder on any ballot that may be called for.

The proxy will confer discretionary authority on the nominees named therein with respect to:

(a)	each matter or group of matters identified therein for which a choice is not specified other than the appointment of an auditor and the election of directors;

(b)	any amendment to or variation of any matter identified therein; and

(c)	to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

If you sign and return the enclosed form of proxy but do not specify how to vote, we will vote your shares in favor of our director nominees, the appointment of Berkovits & Company, LLP as our independent registered public accounting firm until our next annual general meeting of stockholders, and the authorization of our Board of Directors to fix the remuneration of Berkovits & Company therefor. If any other matters are properly presented for consideration at the Meeting, or if any of the identified matters are amended or modified, the individuals named as proxies on the enclosed form of proxy will vote the shares that they represent on those matters as recommended by management. If management does not make a recommendation, then they will vote in accordance with their best judgment. In summary, management recommends a vote for:

(a)	the election of the three nominated directors; and

(b)

the appointment of Berkovits & Company, LLP as our independent registered public accounting firm until our next annual general meeting of stockholders, and the authorization of our Board of Directors to fix the remuneration of Berkovits & Company, LLP therefor.

As of the date of this Proxy Statement, the management of the Company knows of no amendment, variation or other matter that may come before the Meeting.

What vote is required to approve each item?

Each stockholder is entitled to one vote for each common share registered in his or her name at the close of business on November 5, 2008, the date fixed by our Board of Directors as the record date for determining who is entitled to receive notice of and to vote at the Meeting.

Election of Directors. The affirmative vote of a plurality of votes cast at the meeting is required for the election of directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether or not there is a quorum present.

Appointment of Auditors and Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Therefore, any abstention will have the effect of a negative vote.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Our Canadian stockholders should be aware of the following:

Most stockholders of the Company are "non-registered" or "street name" stockholders because the shares that they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased their shares. More particularly, a person is not a registered stockholder in respect of shares which are held on behalf of that person (the "Non-Registered Holder") but which are registered either: (a) in the name of an intermediary (an "Intermediary") that the Non-Registered Holder deals with in respect of the shares (Intermediaries include, among other, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited ("CDS")) of which the Intermediary is a participant. In accordance with the requirements of National Instrument 54-101, the Company has distributed copies of the Notice of Annual Meeting Of Stockholders, this Proxy Statement, and the form of proxy (collectively, the "Meeting Materials") to the clearing agencies and Intermediaries for distribution to Non-Registered Holders.

Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive Meeting Materials will either:

(a)

be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares beneficially owned by the Non-Registered Holder but which is otherwise not completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deposit it with Computershare Investor Services Inc. as provided above, OR

(b)

more typically, be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non- Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy authorization form”) which the Intermediary must follow. Typically, the proxy authorization form will consist of a one page preprinted form. Sometimes, instead of the one page pre-printed form the proxy authorization form will consist of a regular printed proxy form accompanied by a page of instructions which contains a removable label containing a bar-code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy, and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered holders to direct the voting of the shares which they beneficially own. Should a Non-Registered Holder who receives one of the above forms wish to vote at the Meeting in person, the Non-Registered Holder should strike out the names of the management proxyholders named in the form and insert the Non-Registered Holder’s name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered.

In addition, Canadian securities legislation now permits the Company to forward meeting materials directly to "non objecting beneficial owners". If the Company or its agent has sent these materials directly to you (instead of through an Intermediary), your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf. By choosing to send these materials to you directly, the Company (and not the Intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you and (ii) executing your proper voting instructions.

Who is soliciting these proxies?

Management of the Company is soliciting the execution and return of the enclosed form of proxy for the purposes set forth in the Notice of Annual Meeting Of Stockholders. We will bear the costs incidental to soliciting and obtaining proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, telefax, personal interviews and other methods of communication. Although we have no present plans to hire paid solicitors to assist us in obtaining proxies, we may do so if we determine it will be helpful in obtaining stockholder approval of the matters to be voted upon at the meeting. We will pay all the fees and expenses of any firm engaged by us.

Stockholders are urged to complete, sign, date and return the enclosed proxy using any of the methods described in the enclosed form of proxy. We recommend voting by internet, telephone or facsimile as the preferred methods.

Interests of Certain Persons in Matters to be Acted Upon

None of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted on at the Meeting, other than elections to office:

1.	Each person who has been a director or executive officer of the Company at any time since the beginning of the last fiscal year of the Company;

2.	Each nominee for election as a director of the Company; and

3.	Any associate of any of the foregoing persons.

Voting Securities and Principal Holders Thereof

Our only outstanding voting securities are shares of common stock, of which 972,437,101 shares were outstanding at the close of business on November 5, 2008. Each shareholder is entitled to one vote for each common share registered in his or her name at the close of business on November 5, 2008, the date fixed by our directors as the record date for determining who is entitled to receive notice of and to vote at the meeting.

The following table sets forth certain information concerning the Company’s common shares owned beneficially as of November 5, 2008 by: (i) each person (including any “group”) known by the Company to own beneficially more than five percent (5%) of any class of the Company’s voting securities, (ii) each director of the Company, (iii) each executive officer of the Company, and (iv) all directors and executive officers of the Company as a group. As of November 5, 2008 no person is known to us to beneficially own more than 5% of our outstanding common shares. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares listed.

Title of Class	Name and Address of Beneficial Owner	Number of Common Shares	Percentage of Common Shares(1)
Common Shares	Garry L. Anselmo, Director, President, Chief Executive Officer and Chief Financial Officer	40,550,007 (2)	4.1%
Common Shares	James F. Dixon, Director	8,514,484 (3)	0.9%
Common Shares	Stuart McCulloch, Director	6,633,400 (4)	0.7%
Common Shares	All Directors and Executive Officers as a Group (3 persons)	55,697,891 (5)	5.7%

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares, and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on November 5, 2008. As of November 5, 2008, there were 972,437,101 common shares of the Company issued and outstanding.

(2)

Consists of 4,050,007 shares held directly and indirectly by Garry L. Anselmo and 36,500,000 shares that can be acquired by Mr. Anselmo upon exercise of options to purchase shares held by Mr. Anselmo within 60 days of the date hereof.

(3)

Consists of 214,484 shares held directly and indirectly by James F. Dixon and 8,300,000 shares that can be acquired by Mr. Dixon upon exercise of options to purchase shares held by Mr. Dixon within 60 days of the date hereof.

(4)

Consists of 33,400 shares held by Stuart McCulloch and 6,600,000 shares that can be acquired by Mr. McCulloch upon exercise of options to purchase shares held by Mr. McCulloch within 60 days of the date hereof.

(5)

Consists of 4,297,891 shares held by our directors and executive officers and 51,400,000 shares that can be acquired by our directors and executive officers upon exercise of options to purchase shares held by our directors and executive officers within 60 days of the date hereof.

Changes in Control

We are not aware of any arrangement that may result in a change in control.

Directors and Executive Officers

Our current directors, executive officers and significant employees are:

Name	Age	Position
Garry L. Anselmo	64	Chairman of the Board of Directors, President, Chief Executive Officer, Chief Financial Officer
James F. Dixon (1)	60	Director
Stuart C. McCulloch (1)	72	Director
John R. Mackay	75	Secretary
Dr. Warrack G. Willson	64	Vice-President, Fuel Technology of Silverado Green Fuel Inc.

(1) Member of Silverado's Audit Committee and Compensation Committee.

Set forth below is a brief description of the background and business experience of each of our executive officers, directors, and significant employees for the past five years:

Garry L. Anselmo

Mr. Anselmo is the chairman of our Board of Directors and is our president, chief executive officer and chief financial officer. He has held such positions from 1973 to 1994, and from 1997 to the present. Mr. Anselmo is also the chairman of the Board of Directors and the chief executive officer and chief financial officer of our wholly-owned subsidiaries, Silverado Gold Mines Inc. and Silverado Green Fuel Inc. Mr. Anselmo is also a shareholder, director, and president of the Tri-Con Mining Ltd. He is also the chairman and director of Tri-Con Mining Ltd.’s United States operating subsidiaries, Tri-Con Mining Inc. and Tri-Con Mining Alaska Inc. Mr. Anselmo obtained his bachelor of arts degree from Simon Fraser University in British Columbia, Canada.

James F. Dixon

Mr. Dixon has been one of our directors since May 6, 1988. Mr. Dixon has been a lawyer since 1973 and was a partner in the law firm of Shandro Dixon Edgson, Barristers and Solicitors, of Vancouver, British Columbia. Mr. Dixon continues his practice as a lawyer and holds a bachelor of commerce degree and a bachelor of law degree.

Stuart C. McCulloch

Mr. McCulloch has been one of our directors since December 14, 1998. Mr. McCulloch is also a director of our wholly-owned subsidiaries Silverado Gold Mines Inc. and Silverado Green Fuel Inc. Mr. McCulloch retired as district manager from Canada Safeway in January, 1991.

John R. Mackay

Mr. Mackay has served as our corporate secretary since June 1998. Mr. Mackay is a lawyer who practiced as a sole practitioner from March 1993 to June 1998 prior to joining Silverado. Prior to 1993, Mr. Mackay was a lawyer and a partner in the law firm of Davis and Company, Barristers and Solicitors, of Vancouver, British Columbia, where he practiced for 35 years.

Dr. Warrack G. Willson

Dr. Willson was appointed our vice-president, fuel technology, in March 2000. Dr. Willson received a supervisory chemical engineering rating from the US Civil Service Commission in 1978, a PhD in physical chemistry from the University of Wyoming in 1970 and a bachelor of arts in chemistry and mathematics from the University of Northern Colorado in 1965. He founded Coal-Water Fuel Services in 1994, which provides engineering services to develop clean coal conversion projects to develop low cost and non-hazardous alternatives to oil.

Family Relationships

Mr. Anselmo and Mr. McCulloch, each of whom is a director, are cousins.

There are no other family relationships among any of our directors, named executive officers, or persons nominated or chosen as our directors or named executive officers.

Involvement in Certain Legal Proceedings

None.

Cease Trade Orders, Bankruptcies, Penalties or Sanctions

Except as disclosed below, no proposed director:

(a)	is, or has, within the 10 years before the date of this Proxy Statement, been a director, chief executive officer (CEO) or chief financial officer (CFO) of any company that,

	(i)	was subject to an order that was issued while the proposed director was acting in the capacity as director, CEO or CFO; or

(ii)

was subject to an order that was issued after the proposed director ceased to be a director, CEO or CFO and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)

is, as at the date of this Proxy Statement, or has been within 10 years before the date of this Proxy Statement, a director or executive officer of any company that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(c)

has, within the 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director; or

(d)

has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(e)

has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

For the purposes of the above, "order" means a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislations, and that was in effect for a period of more than 30 consecutive days.

The Company was subject to a cease trade order (the "CTO") issued by the British Columbia Securities Commission (the "BCSC") on May 13, 2008. Upon the Company having made all necessary filings and otherwise satisfying the requirements of the BCSC in connection with the CTO, the BCSC issued an order revoking the CTO on August 5, 2008. At the time the CTO was issued, Mr. Anselmo was a director, and the President, Chief Executive Officer, and Chief Financial Officer, of the Company, and Messrs. Dixon and McCulloch were directors of the Company.

Terms of Office

Our directors are elected to hold office until the next annual general meeting of our stockholders or until their respective successors have been elected and qualified. Our executive officers are appointed by our Board of Directors to hold office until their successors are appointed. The last annual general meeting of our shareholders was held on May 17, 2004.

Transactions with Related Persons

Tri-Con Mining Group

We have had related party transactions with Tri-Con Mining Ltd. and Tri-Con Mining Inc. (together, the "Tri-Con Mining Group"). Each of Tri-Con Mining Ltd. and Tri-Con Mining Inc. are owned and controlled by Mr. Garry Anselmo, our President, Chief Executive Officer, Chief Financial Officer and chairman of our Board of Directors. We are party to two separate contracts dated January 1, 1997 with the Tri-Con Mining Group, one with each of Tri-Con Mining Ltd. and Tri-Con Mining Inc.

The Tri-Con Mining Group are operations, exploration and development contractors, and have been employed by us under contract since 1972 to carry out all of our fieldwork and to provide administrative and management services. Under the current contract dated January 1, 1997, work is charged at cost plus 25% for property acquisition, exploration and development and cost plus 15% for mining operations and reclamation. Cost includes out of pocket or actual cost plus 15% charge for office overhead including stand by and contingencies. Capital purchases are exempt from any support charges. Services of Mr. Anselmo are not charged, and currently, no officers of the Tri-Con Mining Group charge their services to Silverado. In addition, the agreements require us to pay a base fee of CDN $10,000 per month to each of Tri-Con Mining Ltd. and Tri-Con Mining Inc.

As of August 31, 2008, we owed $520,790 to the Tri-Con Mining Group for exploration and administration services. We were in arrears in the amount of $1,214,717 to the Tri-Con Mining Group as of November 30, 2007 in connection with exploration activities on the Nolan Creek Project during fiscal 2007, and as of November 30, 2006, we were in arrears $359,834 for exploration, development and administration services. For the years 2005, 2006 and 2007 the Tri-Con Mining Group’s services focused mainly on test mining activities on the Nolan Creek property, the low-rank coal-water fuel program as well as corporate planning, exploration, engineering and administration services at both our field and corporate offices.

The aggregate amounts paid to the Tri-Con Mining Group in each of the last two fiscal years, by category, including amounts relating to the Grant Mine Project and Nolan Creek properties, for disbursements and for services rendered by the Tri-Con Mining Group personnel working on the Company's projects are shown below:

	2007	2006

Exploration, development and field services	$5,522,795	$3,687,946
Office, Administrative and Management services	1,355,619	1,093,858
Research	34,313	129,698

	$6,912,727	$4,911,502

Amount of total charges in excess of Tri-Con
costs incurred	$1,234,430	$760,324

Excess amount charged as a percentage of actual
costs incurred	21.93%	18.32%

To management's knowledge and belief, the fees charged by the Tri-Con Mining Group to Silverado are comparable to fees charged by other third party contractors in the mining industry that employ out of pocket or actual cost billing factors.

Except as set forth above, no informed person, proposed nominee for election as a director of the Company, or any associate or affiliate of such informed person or proposed nominee, have had any material interest, direct or indirect, in any transaction of the Company since the commencement of the Company's last completed financial year, which has materially or will materially affect the Company or any of its subsidiaries. Furthermore, no current or former director, executive officer or employee of the Company, proposed nominee for election as a director of the Company, or any associate or affiliate of any such director, executive officer or proposed nominees is or has been indebted to the Company at any time during the Company's last completed financial year, other than routine indebtedness.

Approval of Transactions with Related Persons

Our Board of Directors is responsible for reviewing and approving the terms and conditions of all proposed transactions between us, any of our officers or directors, or relatives or affiliates of any such officers or directors, to ensure that such related party transactions are fair and are in our overall best interest and that of our shareholders.

The Board of Directors has not adopted any specific procedures for conduct of reviews and considers each transaction in light of the facts and circumstances. In the course of its review and approval of a transaction, the Board of Directors considers, among other factors it deems appropriate:

  Whether the transaction is fair and reasonable to us;

  The business reasons for the transaction;

  Whether the transaction is material, taking into account the significance of the transaction.

Any member of the Board of Directors who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

Compliance With Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than ten (10%) percent of our outstanding common stock, to file with the Securities and Exchange Commission initial reports of ownership on Form 3 and reports of changes in ownership of common stock on Forms 4 or 5. Such persons are required by the Securities and Exchange Commission regulations to furnish us with copies of all such reports they file.

Based solely on our review of Forms 3, 4 and 5, and amendments thereto which have been furnished to us, we believe that during the last fiscal year, all of our officers and directors (we do not believe there to be any beneficial owners of more than 10% of any class of our equity securities) timely filed reports required by Section 16(a) of the Exchange Act of 1934, as amended.

Meetings of Directors During Prior Fiscal Year

During the fiscal year ended November 30, 2007, our Board of Directors held one meeting. All three of our directors attended the meeting.

It is the policy of our Board of Directors that directors are strongly encouraged to attend all annual stockholder meetings. We have not held an annual general meeting of stockholders since 2004.

Director Independence

As our common stock is currently traded on the OTC Bulletin Board, we are not subject to the rules of any national securities exchange which require that a majority of a listed company's directors and specified committees of the board of directors meet independence standards prescribed by such rules. For the purpose of preparing this proxy statement, we have used the definition of “independent director” set forth in the Marketplace Rules of The Nasdaq Stock Market, which defines an “independent director” generally as a person other than an executive officer or employee of the company or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these standards, we believe that James Dixon and Stuart McCulloch are independent directors.

Furthermore, we believe Mr. Dixon and Mr. McCulloch are “independent directors” as such term is defined in National Instrument 58-101 – Disclosure of Corporate Governance Practices ("NI 58-101"), as adopted by the Canadian securities regulators.

Stockholder Communications

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should direct written correspondence to our Secretary at our principal executive office at 1111 West Georgia Street, Suite 1820, Vancouver, British Columbia V6E 4M3. Any such communication must contain (i) a representation that the stockholder is a holder of record of our stock, (ii) the name and address, as they appear on our books, of the stockholder sending such communication, and (iii) the number of shares of our stock that are beneficially owned by such stockholder. The Secretary will forward such communications to the Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding such communication.

Compensation of Directors and Executive Officers

Summary Compensation Table

The following summary compensation table sets forth certain compensation information for Mr. Garry L. Anselmo, our principal executive officer and principal financial officer. No other executive officer of the Company received compensation in excess of $100,000 during our last completed fiscal year.

SUMMARY COMPENSATION TABLE
Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
Garry L Anselmo, Principal Executive Officer	2007	0	0	0	341,439 (1)	0	0	0	341,439
	2006	0	0	0	663,283 (2)	0	0	0	663,283

1)

Mr. Anselmo was granted options to purchase 10,000,000 common shares on January 11, 2007. The options have an exercise price of $0.07, vested immediately, and expire on January 11, 2013. The value of the option award was computed in accordance with the provisions of FAS 123R.

2)

Mr. Anselmo was granted options to purchase 15,000,000 common shares on January 4, 2006. The options have an exercise price of $0.05, vested immediately, and expire on January 4, 2013. The value of the option award was computed in accordance with the provisions of FAS 123R.

The Company is party to a severance agreement with Mr. Anselmo. The agreement provides for severance arrangements if a change of control of the Company, as defined in the severance agreement, occurs, and he is terminated. The compensation payable to Mr. Anselmo would include a lump sum payment of $4,000,000 plus the amount of annual bonuses that Mr. Anselmo would be entitled to receive for the eighteen month period following termination, plus benefits for the eighteen month period following termination. Mr. Anselmo's severance agreement was approved by the stockholders of the Company at the annual general meeting held on May 21, 1997.

In addition, on October 27, 2008, the Company entered into an Indemnity Agreement (the “Indemnity Agreement”) with Mr. Anselmo. Pursuant to the terms of the Indemnity Agreement, the Company granted a general indemnification to Mr. Anselmo against all Claims and Costs (as such capitalized terms are defined in the Indemnity Agreement) that arise out of the scope or performance of Mr. Anselmo’s duties as a director and officer of the Company, and that generally arise out of the management and affairs of the Company. The Company further agreed (i) to advance to Mr. Anselmo his reasonably estimated Costs (which are to be repaid only upon the determination by a court of competent jurisdiction that Mr. Anselmo is not entitled to indemnification under the Indemnity Agreement), (ii) to indemnify Mr. Anselmo against any and all Costs incurred in connection with the investigation, defense, or appeal of a Claim, upon Mr. Anselmo’s successful defense of such Claim, and (iii) to indemnify Mr. Anselmo against all Costs he incurs as a witness or participant to any action to which he is not a party but becomes involved by reason of his position as a director and officer of the Company.

The Company will be relieved of certain of the foregoing indemnification obligations if (i) a court of competent jurisdiction determines that Mr. Anselmo failed to act honestly, in good faith, and with a view to the best interests of the Company, (ii) under applicable British Columbia law, Mr. Anselmo failed to disclose an interest or a conflict as required, or the Company was not permitted to indemnify Mr. Anselmo under the Indemnity Agreement, or (iii) a court of competent jurisdiction convicts Mr. Anselmo of a criminal offense, subject to certain conditions. Furthermore, the Company will not indemnify Mr. Anselmo in connection with (i) any liability for “insider trading” under applicable British Columbia law, (ii) any liability arising under the United States Securities Act of 1933 (other than the payment of expenses incurred or paid by Mr. Anselmo in the successful defense of any action, suit, or proceeding relating to same), and (iii) any settlement of a Claim effected by Mr. Anselmo without the Company’s written consent. The Company also agreed to contribute to the amount of Mr. Anselmo’s Costs, subject to certain restrictions, in the event that the Company is barred from indemnifying Mr. Anselmo for any reason other than statutory limitations set forth in applicable law.

Outstanding Equity Awards At Fiscal Year-End

The following table sets forth information regarding outstanding equity awards of Mr. Anselmo at our most recent fiscal year-end. Mr. Anselmo had not exercised any of the stock options listed below as of the end of our most recent fiscal year.

	OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS					STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
Garry L. Anselmo,	10,000,000	0	0	0.07	January 11, 2013	0	0	0	0
	15,000,000	0	0	0.05	January 4, 2013	0	0	0	0
	3,000,000	0	0	0.05	December 4, 2008	0	0	0	0
	2,500,000	0	0	0.05	January 8, 2011	0	0	0	0
	6,000,000	0	0	0.05	July 8, 2011	0	0	0	0
Total	36,500,000	0	0			0	0	0	0

Compensation of Directors

The following table sets forth certain compensation information for the members of our Board of Directors.

DIRECTOR COMPENSATION
Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (j)
Stuart C. McCulloch	0	0	68,288 (1)	0	0	0	68,288
James F. Dixon	0	0	68,288 (2)	0	0	0	68,288

1)

Mr. McCulloch was granted 2,000,000 options on January 11, 2007. The options have an exercise price of $0.07, vested immediately, and expire on January 11, 2013. The value of the option award was computed in accordance with the provisions of FAS 123R.

2)

Mr. Dixon was granted 2,000,000 options on January 11, 2007. The options have an exercise price of $0.07, vested immediately, and expire on January 11, 2013. The value of the option award was computed in accordance with the provisions of FAS 123R.

With the exception of periodic grants of incentive stock options, we do not compensate our directors for serving in such capacities. Our 2006 Stock Option Plan, our 2006-II Stock Option Plan, and our 2007 Stock Option Plan each permit the grant of incentive stock options to our directors.

The Company is party to a severance agreement with Mr. Dixon. The agreement provides for severance arrangements if a change of control of the Company occurs and Mr. Dixon is terminated. The compensation payable to Mr. Dixon would include a lump sum payment of $100,000 plus the amount of annual bonuses that Mr. Dixon would be entitled to receive for the eighteen month period following termination, plus benefits for the eighteen month period following termination.

On October 27, 2008, the Company also entered into separate Indemnity Agreements (together, the “Director Indemnity Agreements”) with Mr. McCulloch and Mr. Dixon, each of whom are members of the Company’s Board of Directors. The terms of each of the Director Indemnity Agreements are identical to the terms of the Indemnity Agreement with Mr. Anselmo.

Equity Compensation Plan Information

The following disclosure is required under applicable Canadian law:

	Number of
	securities to be	Weighted average	Number of
	issued upon	exercise price of	securities
	exercise of	outstanding	available for
	outstanding	options, warrants,	future plan
	options, warrants,	and rights	issuance
Plan Category	and rights

Equity compensation plans approved by security holders	N/A	N/A	N/A
Equity compensation plans not approved by security holders
2007-1 Equity Compensation Plan	N/A	N/A	25,000,000
2007 Stock Option Plan	25,000,000	$0.07	3,500,000
2006-II Stock Option Plan	27,300,000	$0.07	700,000
2006 Stock Option Plan	31,100,000	$0.05	5,900,000

On August 31, 2007, our Board of Directors adopted the 2007-1 Equity Compensation Plan (the "Incentive Stock Option Plan"). The Incentive Stock Option Plan was established to encourage certain of our officers, employees, directors and consultants to acquire and hold stock in the Company as an added incentive to remain with the Company and to increase their efforts in promoting the interests of the Company, as well as to attract and retain capable individuals. A maximum of twenty-five million (25,000,000) shares of our common stock can be issued under the Incentive Stock Option Plan. The aggregate fair market value of the our common shares issued to an employee in exchange for stock options under the Incentive Stock Option Plan cannot exceed $100,000 during any calendar year. The Incentive Stock Option Plan may be terminated at the discretion of the Board of Directors of the Company.

On January 11, 2007, our Board of Directors adopted the 2007 Stock Option Plan (the "2007 Plan"). The 2007 Plan authorizes the issuance of options to purchase our common stock to directors, officers, employees, and eligible consultants. We reserved 25,000,000 shares of our Common Stock for awards to be made under the 2007 Plan. On February 20, 2007, we filed a registration statement on Form S-8 to register all 25,000,000 of such shares. The 2007 Plan is to be administered by a committee of two or more members of the Board of Directors. The 2007 Plan allows for the issuance of incentive stock options (which can only be granted to employees) and non-qualified stock options. The committee shall determine the type of option granted, the exercise price, the option term (which may be no more than ten years), and terms and conditions of exercisability.

On March 29, 2006, our Board of Directors adopted the 2006-II Stock Option Plan (the "2006-II Plan"). The 2006-II Plan authorizes the issuance of options to purchase our common stock to directors, officers, employees, and eligible consultants. We reserved 28,000,000 shares of our Common Stock for awards to be made under the 2006-II Plan. On March 31, 2006, we filed a registration statement on Form S-8 to register all 28,000,000 of such shares. The 2006-II Plan is to be administered by a committee of one or more members of the Board of Directors, and Mr. Garry L. Anselmo and Mr. James F. Dixon were named members of the committee charged with administering the 2006-II Plan. The 2006-II Plan allows for the issuance of incentive stock options (which can only be granted to employees) and non-qualified stock options. The committee shall determine the type of option granted, the exercise price, the option term (which may be no more than ten years), and terms and conditions of exercisability.

On January 4, 2006, our Board of Directors adopted the 2006 Stock Option Plan (the "2006 Plan"). The 2006 Plan authorizes the issuance of options to purchase our common stock to directors, officers, employees, and eligible consultants. We reserved 37,000,000 shares of our Common Stock for awards to be made under the 2006 Plan. On April 11, 2006, we filed a registration statement on Form S-8 to register all 37,000,000 of such shares. The 2006 Plan is to be administered by a committee of two or more members of the Board of Directors. The 2006 Plan allows for the issuance of incentive stock options (which can only be granted to employees) and non-qualified stock options. The committee shall determine the type of option granted, the exercise price, the option term (which may be no more than ten years), and terms and conditions of exercisability.

Committees

Compensation Committee

Our Compensation Committee is comprised of James F. Dixon and Stuart C. McCulloch, both of whom are independent directors under applicable laws and regulations. Our Committee does not have a charter. The Committee establishes our compensation philosophy, and delegates responsibility for the design and management of compensation and benefit programs to the Chief Executive Officer and his delegates. Such programs are designed to be competitive and attractive in the marketplace, and are intended to attract, retain, reward, and motivate employees.

Our executive compensation levels and programs are established, approved and administered by the Compensation Committee, which in consultation with our Board of Directors, annually evaluates the performance of our executives. In determining the appropriate target total compensation for our executives, the Compensation Committee reviews such factors as position(s) in the Company, unique contribution or value to the Company, recent performance, and whether there is a particular need to strengthen the retention aspects of executive compensation. Our Chief Executive Officer typically plays a role in evaluating or determining executive compensation programs or levels.

Our directors are not paid any compensation for acting as our directors. However, we periodically grant incentive stock options to our directors in consideration for them providing their services.

Nominating Committee

The Board of Directors does not have a nominating committee or committee performing a similar function and does not have a formal charter addressing the nomination process. The Board of Directors believes it is appropriate not to have a nominating committee because all of the directors participate in the identification and evaluation of director nominee candidates. Typically, a director nominee candidate will be identified by one of the directors and then presented to the rest of the Board of Directors for consideration.

The Board of Directors will consider candidates for directors suggested by members of the Board of Directors, our stockholders, third-party search firms, or other appropriate sources. As a stockholder you may recommend any person for consideration as a nominee for director by writing to The Board of Directors, c/o Silverado Gold Mines Ltd., 1111 West Georgia Street, Suite 1820, Vancouver, British Columbia V6E 4M3. Recommendations must be received by July 20, 2009 to be considered for the 2009 Annual Meeting of Stockholders. Recommendations must include the name and address of the stockholder making the recommendation, a representation setting forth the number of shares of our common stock beneficially owned by the recommending stockholder, a statement that the recommended nominee(s) has expressed his or her intent to serve on the Board of Directors if elected, biographical information about the recommended nominee, and any other information the stockholder believes would be helpful to the Board of Directors in evaluating the recommended nominee.

The Board of Directors will consider director candidates who have relevant business experience, are accomplished in their respective fields and who possess the skill and expertise to make a significant contribution to the Board of Directors and Silverado Gold Mines Ltd. Director nominees should have high-leadership business experience, knowledge about issues affecting our business and the willingness to apply sound and independent business judgment. The evaluation process for stockholder recommendations is the same as candidates recommended from any other source.

Audit Committee

The Audit Committee is composed of independent directors under applicable laws and regulations and operates pursuant to a written "Audit Committee Charter" adopted by the Company in 2003, and included in this Proxy Statement at Exhibit A attached hereto. The Audit Committee is comprised of James F. Dixon and Stuart C. McCulloch, each of whom is independent in accordance with the applicable Marketplace Rules of The Nasdaq Stock Market and NI 52-110.

The Company’s Audit Committee currently does not have a member who is a “financial expert”, as defined in the Company’s audit committee charter, due to the fact that neither of the Company’s current independent directors meets the standard for a “financial expert”. Our Board of Directors is currently searching for a suitable candidate to join as a member of our Board of Directors and who would meet the definition of “financial expert” to join the Audit Committee. No candidate has been identified to date.

The Company’s Audit Committee also currently does not have a member who is “financially literate”, as defined in National Instrument 52-110 – Audit Committees ("NI 52-110") adopted by the Canadian securities regulators. Our Board of Directors is currently searching for a suitable candidate to join as a member of our Board of Directors and who would meet the standard of “financial literacy” to join the Audit Committee. No candidate has been identified to date.

The primary responsibilities of the Audit Committee include recommending the selection of independent public accountants to review the financial statements of the Company, and meeting with and reviewing the results of the audit of our financial statements performed by such independent public accountants. Although the Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors, management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

Relevant Educational and Professional Experience. Set out below is a description of the education and experience of each Audit Committee member relevant to the performance of his responsibilities as an Audit Committee member:

James F. Dixon – Mr. Dixon acquired significant financial experience and exposure to accounting and financial issues in his capacity as a partner in the law firm of Shandro Dixon Edgson. Mr. Dixon holds a bachelor of commerce degree and a bachelor of law degree.

Stuart C. McCulloch - Mr. McCulloch acquired significant financial experience and exposure to accounting and financial issues in his capacity as district manager of Canada Safeway, a position he retired from in January, 1991.

Audit Committee Oversight. At no time since the commencement of the Company's most recently completed fiscal year has a recommendation of the Audit Committee to nominate or compensate an external auditor not been adopted by the Board of Directors.

Reliance on Certain Exemptions. At no time since the commencement of the Company's most recently completed fiscal year has the Company relied on: (a) the exemption in section 2.4 of NI 52-110 (De Minimis Non-audit Services); or (b) an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110.

Pre-Approval Policies and Procedures. The Audit Committee charter includes responsibilities regarding the provision of non-audit services by the Company's external auditors. The Audit Committee charter states that the Audit Committee shall: (i) pre-approve all non-audit services to be provided by the external auditors; and (ii) on an annual basis, review and discuss with the external auditors all relationships they have with the Company that could impair the auditors' independence.

External Auditor Service Fees. Please see section entitled "Audit Fees" below.

The following Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the information by reference, and shall not otherwise be deemed filed under such Acts.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of Silverado Gold Mines Ltd. is composed of two independent directors, Mr. James F. Dixon and Mr. Stuart C. McCulloch.

The Audit Committee has met and held discussions with management and Berkovits & Company LLP, the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company's consolidated financial statements for the fiscal year ended November 30, 2007 were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed such audited consolidated financial statements with management and Berkovits & Company, LLP.

In addition, the Audit Committee has discussed with Berkovits & Company, LLP significant accounting policies applied by the Company in its financial statements as well as alternative treatments, and the matters required by Statement on Auditing Standards No. 114 The Auditors Communication with Those Charged with Governance, as currently in effect (which superseded Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended).

The Audit Committee has received the written disclosures and the letter from Berkovits & Company, LLP required by Independence Standards Board Standard No. 1, and has discussed with Berkovits & Company, LLP its independence. The Audit Committee considered the compatibility of non-audit services with the auditors' independence.

Based upon the Audit Committee's discussions with management and Berkovits & Company, LLP, and the Audit Committee's review of the representations of management and the report and letter of the independent auditors provided to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended November 30, 2007 be included in the Company’s Annual Report on Form 10-KSB, for filing with the Securities and Exchange Commission.

James F. Dixon

Stuart C. McCulloch

Audit Fees

The following table sets forth information regarding the amount billed to us by our independent auditor, Berkovits & Company, LLP for each of our last two fiscal years:

	Fiscal years ended November 30
	2007	2006
Audit Fees:	$62,419	$40,000
Audit Related Fees:	$46,262	$34,900
Tax Fees:	NIL	NIL
All Other Fees:	NIL	NIL
Total:	$108,681	$74,900

Audit Fees

Audit Fees are the aggregate fees billed by our independent auditor for the audit of our consolidated annual financial statements, reviews of interim financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

Audit-Related Fees are fees charged by our independent auditor for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees." This category comprises fees billed for independent accountant review of our interim financial statements and management discussion and analysis, as well as advisory services associated with our financial reporting.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

Our Audit Committee pre-approves all audit services to be provided to us by our independent auditors. Our Audit Committee’s policy regarding the pre-approval of non-audit services to be provided to us by our independent auditors is that all such services shall be pre-approved by the Audit Committee. Non-audit services that are prohibited to be provided by our independent auditors may not be pre-approved. In addition, prior to the granting of any pre-approval, our Audit Committee must be satisfied that the performance of the services in question will not compromise the independence of the independent auditors.

Miscellaneous Disclosures Under Applicable Canadian Law

Statement of Corporate Governance Practices

This statement of corporate governance practices is responsive to the rules and guidelines adopted by the Canadian securities regulatory authorities as set out in National Instrument 58-101 – Disclosure of Corporate Governance Practices and National Policy 58-201 – Corporate Governance Guidelines. The Board of Directors monitors ongoing developments in the area of corporate governance best practices and reviews its corporate governance practices as needed.

The Board of Directors is responsible for the Company's approach to corporate governance and its compliance with applicable securities regulations. The responsibility for the day-to-day management of the Company rests with the executive officers; however, the Board of Directors is ultimately responsible for the stewardship of the Company. The Board of Directors does not have a written mandate. However, the Board of Directors assumes its stewardship responsibility in key areas such as the following: (i) safeguarding shareholder interests; (ii) the integrity of the CEO and other executive officers and that the CEO and other executive officers create a culture of integrity throughout the organization; (iii) the adoption of a strategic planning process that includes reviewing the Company's long-term objectives on a periodic basis and considering the opportunities and risks of the business; (iv) succession planning, including appointing, developing and monitoring senior management; (v) the Company's policy for communicating with shareholders, other stakeholders and the public; (vi) the integrity of the Company's internal control and management information systems, which the Board of Directors and the audit committee review periodically with management and the Company's auditors; and (vii) reviewing with management the principal risks affecting the Company and the systems that have been put in place to manage these risks.

The Board of Directors is currently comprised of three directors. The Company strives for a Board of Directors that is an efficient size for the business and permits an appropriate mix of skills and experience. The Board of Directors has considered the relationship to the Company of each of the current directors and has determined that two of them are "independent" as defined in National Instrument 58-101 – Disclosure of Corporate Governance Practices. Such policy states that a director is independent if he or she has no direct or indirect material relationship with the issuer. Mr. Anselmo, as the Company's president, chief executive officer, chief financial officer and chairman, is not an independent director. Mr. Dixon and Mr. McCulloch are independent directors and do not have interests in or relationships that could be considered to materially interfere with their ability to act in the best interests of the Company. The full Board of Directors has the mandate and the responsibility for developing the Company's approach to governance issues. None of our directors serve on any other public company’s board of directors.

The Board of Directors does not have a chairman independent of management. Mr. Anselmo, the chairman of the Board of Directors, is the president, chief executive officer and chief financial officer of the Company. The Company believes that this structure best reflects the entrepreneurial leadership of the Company. The Board of Directors is satisfied that the autonomy of the Board of Directors and its ability to function independently of management are protected by means such as the chairing of the audit committee by an independent director and through the Board of Directors setting and monitoring management's corporate objectives. The independent directors do not hold regularly scheduled meetings at which non-independent directors and management are not in attendance. However, in order to facilitate open and candid discussion among independent directors, communication among such directors occurs on an informal and ongoing basis as needed.

Ethical Business Conduct

In 2005, the Company adopted a code of ethics (the "Code of Ethics") setting out the principles that should guide the behavior of the Company's directors and officers. The Code of Ethics addresses the following issues:

(a)	conflicts of interest, including transactions and agreements in respect of which a director or officer has a personal interest;

(b)	protection and proper use of corporate assets and opportunities;

(c)	confidentiality of corporate information;

(d)	fair dealing with the Company's customers, suppliers, competitors and employees;

(e)	compliance with laws, rules and regulations; and

(f)	reporting of any illegal or unethical behavior.

The Board of Directors is responsible for monitoring compliance with the Code of Ethics. Copies of the Code of Ethics are available by sending a written request to the Company, Attention: Secretary.

To ensure directors of the Company exercise independent judgment in considering transactions and agreements in respect of which a director or officer has a material interest, an independent committee is formed composed of only independent directors to assess each transaction, and to ensure that there is no conflict of interest.

The Company's directors can consult with the Company's outside counsel as they may consider appropriate. In addition, an individual director can engage an outside advisor at the Company's expense in appropriate circumstances with the approval of the Board of Directors.

Orientation and Continuing Education

The Board of Directors has not established a formal orientation and education program for new members of the Board. The current independent directors are experienced in boardroom procedure and corporate governance and generally have a good understanding of the Company’s business. New members of the Board of Directors are provided with information about the Company and its industry. In addition, the Board of Directors participates from time to time in informal education, sometimes initiated by management, to ensure that its members hear about developments of interest affecting the Company and its operations.

* * *

Historical information relating to the foregoing is contained in the Company's continuous disclosure documents available on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.shtml.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Stockholders are being asked to elect three directors to serve until the next annual general meeting of stockholders or until their respective successors are elected and qualified. All of the nominees listed below are currently serving as our directors. Directors will be elected by a favorable vote of a plurality of the shares of common stock present and entitled to vote, in person or by proxy, at the Meeting.

The directors standing for re-election are:

Name	Age	Residence	Director Since
Garry L. Anselmo	64	Richmond, British Columbia, Canada	1973
James F. Dixon	60	West Vancouver, British Columbia, Canada	1988
Stuart C. McCulloch	72	Surrey, British Columbia, Canada	1998

Vote Required

The three nominees who receive the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote, a quorum being present, shall be elected as our directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instructions to the contrary. Abstentions, broker non-votes, and instructions on the accompanying form of proxy to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

MANAGEMENT OF THE COMPANY DEEMS THE ELECTION OF THE THREE NOMINEES TO BE IN THE BEST INTEREST OF THE COMPANY AND OUR STOCKHOLDERS AND RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF THESE NOMINEES AS DIRECTORS.

PROPOSAL NO. 2

APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Berkovits & Company, LLP to act as the independent registered public accounting firm of the Company until its next annual general meeting of stockholders. Unless otherwise instructed, the proxies received pursuant to this solicitation will be voted for 1) the appointment of Berkovits & Company, LLP, as the Company’s independent registered public accounting firm, to hold office until the close of our next annual general meeting or until a successor is appointed, and 2) the authorization of the Board of Directors to fix the remuneration of Berkovits & Company, LLP therefor. Berkovits & Company, LLP was first appointed as the Company’s independent registered public accounting firm in April 2005.

The Company does not anticipate that any representatives of Berkovits & Company, LLP will be present at the Meeting. If any representatives from Berkovits & Company, LLP do attend the Meeting, they will have the opportunity to make statements if they desire to do so, and will be authorized to respond to appropriate questions.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock present or represented at the Meeting is required for the appointment of Berkovits & Company, LLP as our independent registered public accounting firm and for the authorization of our Board of Directors to fix the remuneration of Berkovits & Company, LLP. Broker non-votes with respect to this matter will be treated as neither a vote “for” nor a vote “against” the matter, although they will be counted in determining whether there is a quorum. Abstentions will not be voted, although they will be counted for purposes of determining whether there is a quorum. Therefore, an abstention will have the same legal effect as a vote “against” the matter because it represents a share present or represented at the meeting and entitled to vote, and thereby increases the number of affirmative votes required to approve this proposal.

MANAGEMENT OF THE COMPANY DEEMS THE APPOINTMENT OF BERKOVITS & COMPANY, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNTIL OUR NEXT ANNUAL GENERAL MEETING OF STOCKHOLDERS TO BE IN THE BEST INTEREST OF SILVERADO GOLD MINES LTD. AND OUR STOCKHOLDERS AND RECOMMENDS A VOTE FOR IN FAVOR OF THE APPOINTMENT OF BERKOVITS & COMPANY, LLP AND FOR THE AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE COMPANY TO FIX THE REMUNERATION OF BERKOVITS & COMPANY, LLP.

STOCKHOLDER PROPOSALS FOR OUR 2009 ANNUAL STOCKHOLDERS’
MEETING AND OTHER MATTERS

Stockholder Proposals

Under Securities Exchange Act Rule 14a-8, any stockholder desiring to submit a proposal for inclusion in our proxy materials for our 2009 Annual Meeting of Stockholders must provide the Company, at our principal offices at 1111 West Georgia Street, Suite 1820, Vancouver, British Columbia V6E 4M3, with a written copy of that proposal no later than 120 days before the first anniversary of the release of the Company's proxy materials for the 2008 Annual Meeting. Hence, we must receive all stockholder proposals that are intended to be included in our proxy materials for our 2009 annual general meeting of stockholders no later than July 20, 2009.

However, if the date of our Annual Meeting in 2009 changes by more than 30 days from the date on which our 2008 Annual Meeting is held, then the deadline to submit a proposal would be a reasonable time before we begin to print and mail our proxy materials for our 2009 Annual Meeting.

Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included, and other aspects are governed by the Securities Exchange Act, the rules of the Securities and Exchange Commission thereunder, and other laws and regulations to which interested stockholders should refer.

Additional Information

Information relating to the Company, including our financial statements and related disclosures for each of the fiscal years ended November 30, 2006, 2005, and 2004 are available on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.shtml under "Silverado Gold Mines Ltd.", and are available upon request from the Company at no charge. Our annual financial statements for the fiscal year ended November 30, 2007 and related disclosures are being mailed concurrently with the mailing of these proxy materials. Copies of the annual financial statements for each of the fiscal years ended November 30, 2007, 2006, 2005, and 2004, and the report of the auditors thereon, will also be available at the Meeting. Our annual reports are also available on our website at http://www.silverado.com. Upon written request to the Chief Executive Officer, at the address of our principal executive offices, the exhibits set forth on the exhibit index of each Form 10-KSB may be made available at a reasonable charge.

Other Matters

We do not know of any matters that are to be presented for action at the Meeting other than those set forth in the Notice of Annual Meeting Of Stockholders. If any other matters properly come before the annual meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

Proxies will be solicited by mail and may also be solicited in person or by telephone by some of our regular employees.

By order of the Board of Directors

/s/ Garry L. Anselmo

Garry L. Anselmo,
President, Chief Executive Officer,
Chief Financial Officer, and
Chairman of the Board of Directors

Vancouver, British Columbia
November 5, 2008

EXHIBIT A

AUDIT COMMITTEE CHARTER

CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

OF

SILVERADO GOLD MINES LTD.

I. PURPOSE

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Silverado Gold Mines Ltd., a British Columbia company (the "Company") shall assist the Board of Directors with respect to the Board's oversight of:

A. The quality and integrity of the Company's financial statements;

B. The Company's compliance with legal and regulatory requirements;

C. The independent auditors' qualifications and independence; and

D. The performance of the Company's internal accounting function and independent auditors.

II. STRUCTURE AND OPERATIONS

A. Composition
-----------

The Committee shall be comprised of two or more members of the Board of Directors.

B. Qualifications
--------------

Each member of the audit committee must be a member of the board of directors of the listed issuer, and must otherwise be independent. In order to be considered to be independent, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

1. Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

2. Be an affiliated person of the issuer or any subsidiary thereof.

At least one member of the Committee must be a financial expert. The term "financial expert" means a person who has the following attributes:

(a) An understanding of generally accepted accounting principles and financial statements;

(b) The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

(c) Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements or experience actively supervising one or more persons engaged in such activities;

(d) An understanding of internal controls and procedures for financial reporting; and

(e) An understanding of audit committee functions.

A person shall have acquired such attributes through:

(a) Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

(b) Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

(c) Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

(d) Other relevant experience.

Each member of the Committee be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

C. Appointment and Removal
--------------

In accordance with the By-Laws of the Company, the members of the Committee shall be appointed by the Board of Directors and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. Any member of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

D. Chair
--------------

The members of the Committee shall designate a Chair by the majority vote of the full Committee membership. The Chair shall set the agendas for and chair Committee meetings.

E. Sub-Committees

2

--------------

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

III. MEETINGS

The Committee shall meet at least four times in each fiscal year, or more frequently as circumstances dictate. As part of its goal to foster open communication, the Committee may periodically meet separately with each of management and the independent auditors to discuss any matters that the Committee or any of these groups believes would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditors and management annually to review the Company's financial statements in a manner consistent with Section IV of this Charter.

The Committee may invite to its meetings any director, any manager of the Company, and any other person whom it deems appropriate to consult in order to carry out its responsibilities. The Committee may also exclude from its meetings any person it deems appropriate to exclude in order to carry out its responsibilities.

IV. DUTIES

A. Introduction
--------------

The following functions shall be the common recurring duties of the Committee in carrying out its purposes outlined in Section I of this Charter. These duties should serve as a guide with the understanding that the Committee may fulfill additional duties and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in Section I of this Charter.

The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern which the Committee in its sole discretion deems appropriate for study or investigation by the Committee.

The Committee shall be given full access to the Company's internal accounting staff, Board of Directors, managers, other staff and independent auditors as necessary to carry out these duties. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors.

B. Powers and Responsibilities

The Committee will have the following responsibilities and will be vested with the powers and authorities set forth below in order to perform and discharge these responsibilities:

3

1. The Audit Committee shall have the sole authority to appoint or replace the independent auditors subject, if applicable, to shareholder ratification as required by the Company's charter.

2. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

3. The independent auditor shall report directly to the Audit Committee.

4. The Committee shall approve all audit engagement fees and terms and all significant non-audit engagements with the independent auditors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

5. The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

6. The Audit Committee shall consult with management but shall not delegate these responsibilities.

7. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special independent legal, accounting or other consultants to advise the Committee advisors.

8. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

9. The Audit Committee shall meet with management, the internal auditors and the independent auditor in separate executive sessions at least quarterly. The Audit Committee may also, to the extent it deems necessary or appropriate, meet with the Company's investment bankers or financial analysts who follow the Company.

10. The Audit Committee shall make regular reports to the Board.

11. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

12. The Audit Committee shall annually review the Audit Committee's own performance.

C. Financial Statement and Disclosure Matters
--------------

4

The Audit Committee, to the extent it deems necessary or appropriate, shall:

1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-KSB.

2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-QSB, including the results of the independent auditor's' reviews of the quarterly financial statements.

3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4. Review and discuss quarterly reports from the independent auditors on:

(a)	All critical accounting policies and practices to be used.

(b)

All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)

Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences., the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements.

5. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

5

8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

(a)	The adoption of, or changes to, the Company's significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

(b)	The management letter provided by the independent auditor and the Company's response to that letter.

(c)

Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

D. Oversight of the Company's Relationship with the Independent Auditor
--------------

The Committee will:

1. Review and evaluate the experience and qualifications of the senior members lead partner of the independent auditor team.

2. Obtain and review a report from the independent auditor at least annually regarding:

(a)	the independent auditor's internal quality-control procedures;

(b)

any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm;

(c)	any steps taken to deal with any such issues; and

(d)	all relationships between the independent auditor and the Company.

3. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditors.

6

4. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

5. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

6. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the lead audit partner or even the independent auditing firm itself on a regular basis.

7. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account participated in any capacity in the audit of the Company.

8. Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

9. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

E. Oversight of the Company's Internal Audit Function
--------------

The Committee will:

1. Review the appointment and replacement of the senior internal auditing executive.

2. Review the significant reports to management prepared by the internal auditing department and management's responses.

3. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

F. Compliance Oversight Responsibilities
--------------

The Committee will:

1. Obtain from the independent auditor assurance that Section 10A(b) of the Securities Exchange Act of 1934 has not been implicated.

2. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics.

3. Review reports and disclosures of insider and affiliated party transactions.

7

4. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

5. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

6. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

7. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

G. Limitation of Audit Committee's Role
--------------

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

8

APPENDIX

FORM OF PROXY

9

SILVERADO GOLD MINES LTD.

Computershare
9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

000001
SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X

Security Class COMMON-NEW

Holder Account Number
C9999999999 I ND

Fold

Form of Proxy - Annual General Meeting to be held on Tuesday, December 9, 2008

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name appears on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.
6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Fold

Proxies submitted must be received by 8:00 am, (Vancouver time) on December 5, 2008, or not less than 48 hours (excluding Saturdays and holidays) before any adjournment of the Annual Meeting.

VOTE USING THE TELEPHONE, FAX OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com

To vote by FAX: 1-866-249-7775 North America/Int'l 416-263-9524. If you vote by telephone, fax or Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securites held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail, fax or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing or faxing this proxy, you may choose one of the three voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER, HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER 016010 **HOLDER ACCOUNT NUMBER C9999999999** **ACCESS NUMBER 99999**

SLGQ_PRX_49911/000001/000001

SAM SAMPLE

C9999999999

IND C05

Appointment of Proxyholder

I/We, being holder(s) of Silverado Gold Mines Ltd. hereby appoint: Garry L. Anselmo, or failing him James F. Dixon, or failing him Stuart C. McCulloch

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of Silverado Gold Mines Ltd. to be held at Best Western Capilano Inn and Suites, 1634 Capilano Road, North Vancouver, British Columbia V7P 3B4 on Tuesday, December 9, 2008 at 8:00 a.m. (Vancouver time) and at any adjournment thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Garry L. Anselmo	☐	☐	02. James F. Dixon	☐	☐	03. Stuart C. McCulloch	☐	☐

Fold

	For	Withhold
2. Appointment of Auditors Appointment of Berkovits & Company, LLP as auditors of the Company until its next annual general meeting of stockholders, and authorizing the Board of Directors to fix their remuneration.	☐	☐

Fold

Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive interim financial statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

9 9 9 9 9 0 4 9 9 1 1 1 P I A R 1 S L G Q